UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): September 6, 2006


                                Electroglas, Inc.
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

        0-21626                                          77-0336101
(Commission File Number)                    (I.R.S. Employer Identification No.)

                 5729 Fontanoso Way, San Jose, California 95138
               (Address of Principal Executive Offices) (Zip Code)

                                 (408) 528-3000
              (Registrant's Telephone Number, Including Area Code)

          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

--------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01. Entry into a Material Definitive Agreement.

     Electroglas, Inc., a Delaware corporation (the "Company"), entered into an Amendment No. 4 to Loan and Security Agreement (the "4th Amendment"), dated as of September 6, 2006, by and between the Company and Comerica Bank ("Comerica"). The 4th Amendment amends that certain Loan and Security Agreement (the "Loan Agreement"), dated as of July 16, 2004, by and between the Company and Comerica, as amended by that certain Amendment No. 1 to Loan and Security Agreement dated as of January 24, 2005 (the "1st Amendment"), as further amended by that certain Amendment No. 2 to Loan and Security Agreement dated July 12, 2005 (the "2nd Amendment"), as further amended by that certain Amendment No. 3 to Loan and Security Agreement dated April 25, 2006 (the "3rd Amendment").

     The Loan Agreement, as amended, provides for, among other things, the following terms:

     1. Under a revolving line of credit with Comerica, the Company may borrow up to $7.5 million based upon eligible accounts receivable balances, up to $3 million of which is available to the Company without regard to its eligible accounts receivable balances, and which includes a sublimit of up to $500,000 for letters of credit (the "Line of Credit");

     2. The interest rate applicable to advances under the Line of Credit is, at the Company's option, either Comerica's LIBOR plus 2.50%, or Comerica's prime rate plus 0.25%;

     3. The Company's indebtedness under the Line of Credit is secured by all of the Company's personal property other than its intellectual property;

     4.   The Company is required to comply with certain financial covenants;

     5. Subject to the conditions set forth in the Loan Agreement, as amended, the Company may (i) incur up to $15 million in additional subordinated debt in order to prepay or pay the Company's 5.25% Convertible Subordinated Notes due June 2007, and (ii) in any fiscal year, incur up to $2 million in additional indebtedness secured by a lien on the Company's equipment;

     6.   The maturity date of the Line of Credit is August 31, 2008; and

     7. Upon certain events of default by the Company that are continuing, the Company may be required to repay the obligations under the Line of Credit prior to the maturity date of the Line of Credit.

The Loan Agreement, the 1st Amendment, the 2nd Amendment, the 3rd Amendment and the 4th Amendment are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, and are incorporated herein by reference in their entirety.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     See the disclosures set forth in Item 1.01 of this Form 8-K, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)  Exhibits.


Exhibit
Number                                  Description
-------         ----------------------------------------------------------------

10.1 Loan and Security Agreement, dated as of July 16, 2004, by and between the Company and Comerica Bank.
10.2 Amendment No. 1 to Loan and Security Agreement dated as of January 24, 2005, by and between the Company and Comerica Bank.
10.3 Amendment No. 2 to Loan and Security Agreement dated as of July 12, 2005, by and between the Company and Comerica Bank.
10.4 Amendment No. 3 to Loan and Security Agreement dated as of April 25, 2006, by and between the Company and Comerica Bank.
10.5 Amendment No. 4 to Loan and Security Agreement, dated as of September 6, 2006, by and between the Company and Comerica Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized officer.

                                                     Electroglas, Inc.

Date: September 8, 2006                         By:  /s/ Thomas E. Brunton
                                                     ---------------------
                                                     Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit
Number                                  Description
-------         ----------------------------------------------------------------

10.1 Loan and Security Agreement, dated as of July 16, 2004, by and between the Company and Comerica Bank.
10.2 Amendment No. 1 to Loan and Security Agreement dated as of January 24, 2005, by and between the Company and Comerica Bank.
10.3 Amendment No. 2 to Loan and Security Agreement dated as of July 12, 2005, by and between the Company and Comerica Bank.
10.4 Amendment No. 3 to Loan and Security Agreement dated as of April 25, 2006, by and between the Company and Comerica Bank.
10.5 Amendment No. 4 to Loan and Security Agreement, dated as of September 6, 2006, by and between the Company and Comerica Bank.